                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 31, 2004


 COMMISSION        REGISTRANT; STATE OF INCORPORATION;        IRS EMPLOYER
 FILE NUMBER           ADDRESS; AND TELEPHONE NUMBER        IDENTIFICATION NO.

   1-9513                CMS ENERGY CORPORATION                 38-2726431
                        (A MICHIGAN CORPORATION)
                            ONE ENERGY PLAZA
                         JACKSON, MICHIGAN 49201
                             (517) 788-0550


   1-5611                CONSUMERS ENERGY COMPANY               38-0442310
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                         JACKSON, MICHIGAN 49201
                              (517) 788-0550


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On August 31, 2004, CMS Energy Corporation ("CMS Energy") announced that the Boards of Directors of CMS Energy and its principal subsidiary, Consumers Energy Company ("Consumers") elected David W. Joos to the position of president and chief executive officer for CMS Energy and Consumers, effective October 1, 2004. Ken Whipple, the companies' current chairman and chief executive officer, will continue as chairman of CMS Energy and Consumers. Joos is 51 years old. He joined Consumers in 1976 and has received a succession of increasingly responsible management positions at the companies. During the past five years, Joos has held the following positions:



o     Chairman of the Board, Chief Executive Officer of CMS Enterprises*                           2003-Present
o     President, Chief Operating Officer of CMS Energy                                             2001-Present
o     President, Chief Operating Officer of Consumers                                              2001-Present
o     President, Chief Operating Officer of CMS Enterprises                                        2001-2003
o     Director of CMS Energy                                                                       2001-Present
o     Director of Consumers                                                                        2001-Present
o     Director of CMS Enterprises                                                                  2000-Present
o     Executive Vice President, Chief Operating Officer -- Electric of CMS Energy                  2000-2001
o     Executive Vice President, Chief Operating Officer -- Electric of CMS Enterprises             2000-2001
o     Executive Vice President, President and Chief Executive Officer -- Electric of Consumers     1997-2001




      * CMS Enterprises Company, a subsidiary of CMS Energy

Joos is also a board member of Steelcase Inc.

Joos previously had entered in to an executive severance agreement with Consumers in the Tier 1 form disclosed as part of Exhibit (10)(b) to CMS Energy's and Consumers' Forms 10-Q for the quarter ended June 30, 2004. The Tier I agreement, which has an initial three-year term subject to further extension, provides for change-in-control severance benefits when there is a change in control of the company and general severance benefits outside of such a change in control.

There are no family relationships between Joos and any other executive officer or director of CMS Energy or Consumers, nor does Joos have a direct or indirect material interest in any transaction or series of transactions to which CMS Energy or Consumers or any of their subsidiaries are a party in an amount that exceeds $60,000.

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's Form 10-K/A for the Fiscal Year Ended December 31, 2003 and Consumers' Form 10-K for the Fiscal Year Ended December 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                      CMS ENERGY CORPORATION

Dated:  September 1, 2004

                                      By:      /s/ S. Kinnie Smith, Jr.
                                               ------------------------
                                               S. Kinnie Smith, Jr.
                                               Vice Chairman of the Board and
                                               General Counsel


                                      CONSUMERS ENERGY COMPANY

Dated:  September 1, 2004

                                      By:      /s/ S. Kinnie Smith, Jr.
                                               ------------------------
                                               S. Kinnie Smith, Jr.
                                               Vice Chairman of the Board